                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
Subsection 240.14a-12

                   SECURITY FEDERAL BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                 SECURITY FEDERAL BANCORP, INC.
----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X ]     No fee required.
[  ]     Fee computed on table below per Exchange Act Rules 14a-
         6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                 [SECURITY FEDERAL BANCORP LETTERHEAD]












                           February 4, 1997





Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of Security Federal Bancorp, Inc. to be held at the office of Security Federal Bank, 2301 University Boulevard, Tuscaloosa, Alabama on Wednesday, March 5, 1997 at 2:00 p.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 1996 fiscal year. Directors and officers of the Company as well as representatives of Jamison, Money, Farmer & Co., P.C., the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                Sincerely,

                                /s/ Marlin D. Moore, Jr.

                                Marlin D. Moore, Jr.
                                Chairman of the Board

                 SECURITY FEDERAL BANCORP, INC.
                   2301 UNIVERSITY BOULEVARD
                 TUSCALOOSA, ALABAMA  35401-1593
                         (205) 345-8800

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON MARCH 5, 1997


     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders ("Annual Meeting") of Security Federal Bancorp, Inc.
(the "Company"), will be held at the office of Security Federal
Bank, 2301 University Boulevard, Tuscaloosa, Alabama at 2:00 p.m., local time, on Wednesday, March 5, 1997.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.    The election of three directors of the Company; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on January 27, 1997 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ John F. Harvard

                            John F. Harvard
                            President
Tuscaloosa, Alabama
February 4, 1997

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY
THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A
QUORUM.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED
STATES.

                      PROXY STATEMENT
                            OF
              SECURITY FEDERAL BANCORP, INC.
                  2301 UNIVERSITY BOULEVARD
              TUSCALOOSA, ALABAMA  35401-1593

             ANNUAL MEETING OF STOCKHOLDERS
                      MARCH 5, 1997

                        GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Federal Bancorp, Inc. (hereinafter called the "Company") to be used at the 1997 Annual Meeting of Stockholders of the Company (hereinafter called the "Annual Meeting") which will be held at the office of Security Federal Bank ("Security Federal" or the "Bank"), 2301 University Boulevard, Tuscaloosa, Alabama on Wednesday, March 5, 1997, at 2:00 p.m., local time. The accom-panying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about February 4, 1997.

               VOTING AND REVOCABILITY OF PROXIES

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder alone at the Annual Meeting will not revoke such stockholder's proxy.

        VOTING SECURITIES AND SECURITY OWNERSHIP

     The securities entitled to vote at the Annual Meeting consist of the common stock, par value $.01 per share, of the Company (the "Common Stock"). Stockholders of record as of the close of business on January 27, 1997 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, there were 671,469 shares of the Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended. Other than as disclosed in the following tables, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

     The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person (other than directors and executive officers of the Company, whose ownership is disclosed below) or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Common Stock.

                                      Amount and      Percent of
                                      Nature of       Shares of
Name and Address                      Beneficial     Common Stock
of Beneficial Owner                   Ownership(1)    Outstanding
------------------                    ---------      ------------
Estate of H. Vann Waldrop
2301 University Boulevard
Tuscaloosa, Alabama  35401-1593     38,273 (2)          5.69%

_____________
(1)   In accordance with Rule 13d-3 under the Securities
      Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock if he or she has or shares voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named owner or owners exercise sole voting and investment power over the shares of the Common Stock.
(2) On December 21, 1995, H. Vann Waldrop, who had served as President, Chief Executive Officer and Chairman of the Board of the Company and the Bank, died in a plane crash. Upon Mr. Waldrop's death, options to purchase 3,357 shares of Common Stock granted to him under the 1995 Stock Option and Incentive Plan (the "Option Plan") became fully vested and may be exercised within two years from the date of his death. In addition, pursuant to the Management Recognition Plan ("MRP"), 1,343 shares of Common Stock subject to a MRP award to Mr. Waldrop were deemed earned as of Mr. Waldrop's last day of service. Shares underlying options granted to Mr. Waldrop under the Option Plan and awards to Mr. Waldrop under the MRP are included in the table above. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of Common Stock beneficially owned by Mr. Waldrop's estate.

     The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by each director of the Company and by all directors and executive officers as a group.

                                      Amount and      Percent of
                                      Nature of       Shares of
Name and Address                      Beneficial     Common Stock
of Beneficial Owner                   Ownership(1)    Outstanding
------------------                    ---------      ------------
T. Gary Fitts                           36,179         5.4%
John F. Harvard                         37,511         5.6
Russell S. Lee                          10,806         1.6
Marlin D. Moore, Jr.                    41,379         6.2
Charles O. Sealy, Jr.                   34,379         5.1
W. Ford Simpson, Jr.                    20,806         3.1
E. B. Stansell                           1,306          *

All directors and executive
  officers of the Company
  as a group (7 persons)               182,366        27.1%
    ______________
*    Less than 1%.
(1) For the definition of "beneficial ownership," see footnote 1 to the table above. Includes certain shares of Common Stock owned by businesses in which the executive officer or director is an executive officer or major stockholder, or by spouses, by immediate family members or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares such executive officer or director effectively exercises sole or shared voting and/or investment power.
(2) Includes 671 and 576 shares which Mr. Harvard and each non-employee director, respectively, were entitled to purchase pursuant to vested stock options under the Option Plan; excludes 2,686 and 2,305 shares which Mr. Harvard and each non-employee director, respectively, were not yet entitled to purchase pursuant to unvested stock options under that plan; excludes 1,075 and 922 unvested shares awarded to Mr. Harvard and each non-employee director, respectively, under the Company's MRP.


                    ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors is composed of seven members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors has nominated for election as directors Russell
S. Lee, Marlin D. Moore, Jr. and E. B. Stansell, all of whom are currently members of the Board, to each serve for three years and until their successors are elected and qualified. Under Delaware law, directors are elected by a plurality of the votes present in person or by proxy and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will be voted for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS
DIRECTORS OF ALL OF THE NOMINEES LISTED BELOW.

     The following table sets forth, for each nominee and each continuing director, his name, age as of the Record Date, the year he first became a director of the Security Federal, the Company's principal subsidiary, and the expiration of his current term as a director of each of the Company and the Bank. All such persons were initially appointed as directors of the Company in June 1994 in connection with the incorporation and organization of the Company. Each director of the Company is also a member of the Board of Directors of the Bank.

                       AGE AS            YEAR FIRST          CURRENT
                       OF THE         ELECTED DIRECTOR        TERM
NAME                 RECORD DATE         OF THE BANK        TO EXPIRE
----                 -----------     -----------------     ------------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000

Russell S. Lee           73              1986                   1997

Marlin D. Moore, Jr.     60              1965                   1997

E. B. Stansell           86              1965                   1997

                    DIRECTORS CONTINUING IN OFFICE

Charles O. Sealy, Jr.    48              1990                   1998

W. Ford Simpson, Jr.     41              1989                   1998

John F. Harvard          52              1986                   1999

T. Gary Fitts            63              1987                   1999


     The principal occupation of each director of the Company for the last five years is set forth below.

     RUSSELL S. LEE is owner and president of Russell S. Lee
Floor and Tile Company in Tuscaloosa, Alabama.

     MARLIN D. MOORE, JR. is co-owner of Pritchett-Moore, Inc., a real estate and insurance company, in Tuscaloosa, Alabama. He served as Vice President of the Bank from 1965 until December 1995 when he was elected Chairman of the Board and Chief Executive Officer subsequent to Mr. Waldrop's death. Mr. Moore served as the Company's Vice President since June 1994 until December 1995 when he was elected Chairman and Chief Executive Officer. Mr. Moore has served on the Board of the Industrial Development Authority of Tuscaloosa, the Chamber of Commerce of West Alabama and the President's Cabinet at the University of Alabama. He also serves as a director of the Birmingham Board of Directors of the Federal Reserve Bank of Atlanta. Mr. Moore is not separately compensated for his services as Acting Chairman of the Board and Chief Executive Officer of the Bank and the Company.

     E. B. STANSELL retired as owner of Stansell Pontiac-Cadillac in 1976.

     CHARLES O. SEALY, JR. is a self-employed realtor and insurance executive for Sealy Insurance and Real Estate in Tuscaloosa, Alabama. Mr. Sealy also is a member of the Chamber of Commerce of West Alabama and the Tuscaloosa Board of Realtors.

     W. FORD SIMPSON, JR. is a surgeon at Cardiovascular
Associates of Tuscaloosa, a practice he joined in 1989.  Dr.
Simpson is a member of the AIDS Outreach Board of Tuscaloosa and a director of the DCH Medical Center Foundation's Board of Directors.

     JOHN F. HARVARD served as the Bank's Secretary, Treasurer and Managing Officer from 1972 when he joined the Bank until December 1995 when he was elected President and Chief Operating Officer subsequent to Mr. Waldrop's death. Mr. Harvard served as the Company's Secretary and Treasurer since its organization in June 1994 until December 1995 when he was elected President and Chief Operating Officer. He also continues to serve as Treasurer of the Bank and the Company. Mr. Harvard is a member of the Chamber of Commerce of West Alabama, the Homebuilders Association of Tuscaloosa and the Tuscaloosa Board of Realtors. He also serves as a director and immediate past Chairman of the Southern Community Bankers.

     T. GARY FITTS is President of Fitts Agency, Inc. in Tuscaloosa, Alabama, an insurance agency. Mr. Fitts has served as Vice President of the Bank since 1990 and Vice President of the Company since June 1994. In January 1996, he was elected Acting Secretary of each of the Bank and the Company. Mr. Fitts is a member and past president of the Tuscaloosa Rotary Club and a member of the Chamber of Commerce of West Alabama. He also serves as the State National Director for Alabama Independent Insurance Agents and as an advisory director of the Tuscaloosa Board of Directors of Compass Bank. Mr. Fitts is not separately compensated for his services as Vice President and Acting Secretary of the Bank and the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During fiscal year 1996, the Company's Board of Directors met eight times and the Board of Directors of Security Federal met 13 times. Each member of the Company's Board of Directors is also a member of the Bank's Board of Directors. No director of the Company and the Bank attended fewer than 75% of the total aggregate meetings of the boards of directors and committees on which such director served during such fiscal year.

     The Company's full Board of Directors acts as a Nominating Committee for the annual selection of its nominees for election as directors of the Company. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's Certificate of Incorporation and

Bylaws, established any procedures for this purpose.  The
Company's Board of Directors met once in its capacity as the Nominating Committee for the Annual Meeting.

     The Company's Audit Committee consists of directors Fitts, Simpson and Stansell. The Committee meets periodically to examine and approve the audit report prepared by the independent auditors of the Company and the Bank, to review and recommend the independent auditors to be engaged by the Company and the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and ethics policies. This Committee meets as needed with the Bank's internal and independent auditors to review the Bank's accounting and financial reporting policies and practices. The Audit Committee met once in connection with the fiscal 1996 audit.

     The Company's Compensation Committee consists of directors Lee, Looney and Simpson. The Compensation Committee meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and recommend changes and to evaluate employee morale. The Compensation Committee met three times in connection with compensation paid for fiscal 1996.

DIRECTORS' COMPENSATION

     The Company's directors receive fees of $700 per month.
Each director receives an additional $160 per committee meeting attended, and the Bank's loan committee members receive an additional $650 per month.

     Director Retirement Plan. Under the Security Federal Bank Retirement Plan for Directors (the "Directors' Plan") for its employee and non-employee directors, each director will receive monthly benefits for the ten-year period following termination of service on the Board, in an amount equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $700. A participant's "Benefit Percentage" is based on his or her overall years of service on the Board of Directors of the Bank, and increases in increments of 33-1/3% from 0% for less than five years of service, to 33-1/3% for five to nine years of service, to 66-2/3% for ten to fourteen years of service, to 100% for fifteen or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant serves on the Board of Directors for one year following the date of the conversion, increases to 66-2/3% if the participant completes a second year of service following the conversion, and becomes 100% if the participant completes a third year of service following the conversion. However, in the event a participant fails to be reelected to the Board after nomination, dies, terminates service on the Board of Directors either due to his or her disability or retirement at or after age 65, or in the event of a "change in control" (as such term is defined in the Directors' Plan), the participant's Vested Percentage becomes 100% regardless of his or her years of service (provided the director is then serving on the Board), and his or her benefit becomes immediately payable. If a participant dies before beginning to collect any benefits, his or her beneficiary, or, if none, his or her estate, will receive an amount equal to 100% of the present value of the benefits otherwise payable under the Directors' Plan, with such present value computed as if the participant had terminated service on the board on the date of his death. If a participant dies after beginning to receive benefits under the Directors' Plan, his or her beneficiary, or, if none, his or her estate, will receive an amount equal to 100% of the present value of the benefits that the participant would have received if he or she had survived to collect all of the benefits otherwise remaining to be paid to him or her under the Directors' Plan at the time of his or her death. The Bank will pay benefits from its general assets, and has established a trust in order to hold assets with which to pay benefits. Trust assets are subject to the claims of the Bank's general creditors. Assuming the current directors of the Bank remain on the Board through the second year following the conversion they would, in the aggregate, be entitled to receive $26,000 per year for 10 years upon their retirement under the Director Retirement Plan. This amount would increase an additional $13,000 in the third year following the Conversion. The Bank will be required to expense the remaining liability (approximately $100,000 and $94,000 on a pre-tax basis) in each of the second and third years following the Conversion, respectively, to fund the Directors' Plan.

     1995 Stock Option and Incentive Plan. The Company adopted, and the stockholders subsequently approved, the Option Plan.
Each director of the Company as of November 20, 1995 (i.e., the date that the Option Plan was approved by a majority of the Company's stockholders) who was not also an employee at that time received a one-time grant of stock options in the form of non-incentive stock options ("Non-ISOs") to purchase 2,881 shares of Common Stock at an exercise price of $13.75 per share. The effective date of the grant was November 20, 1995, and the exercise price of the options so granted was the fair market value of the Common Stock on such date. In addition, each non-employee director who joins the Board of Directors of the Company or an affiliate (including the Bank) after the effective date will receive, on the date of joining the Board, Non-ISOs to purchase 1,342 shares of Common Stock at an exercise price per share equal to the fair market value of a share of the Common Stock on the date of grant. Non-ISOs generally vest over a five-year period following the date of grant at the rate of 20% per year, which is based upon an optionee's completion of each year of service following the effective date of the grant of the option. These options have a term of 10 years.

     Management Recognition Plan. The Company and the Bank adopted, and the Company's stockholders subsequently approved, the MRP. Each director of the Company or the Bank as of November 20, 1995 (i.e., the date that the MRP was approved by a majority of the Company's stockholders) who was not an employee at such time received a one-time award of 1,152 shares of Common Stock under the MRP. Such shares are subject to a vesting schedule that limits their transferability and unvested shares are forfeited upon a participant's termination of service. In addition, each non-employee director who joins the Board of Directors subsequent to November 20, 1995 will receive a one-time MRP award of 269 shares.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

     Summary. The following table sets forth cash and noncash compensation awarded to or earned by the current and former Chief Executive Officers for each of the last three fiscal years. No other executive officer received salary and bonus in excess of $100,000 during the fiscal year 1996, 1995 or 1994.

                                                                           Long-Term
                                                                     Compensation Awards (2)
                                      Annual Compensation           ------------------------
Name and                          -------------------------------   Restricted    Securities
Principal              Fiscal                      Other Annual       Stock       Underlying      All Other
Position               Year    Salary(1)  Bonus    Compensation(1)   Award(s)       Options       Compensation(3)
---------------------------------------------------------------------------------------------------------------

MMarlin D. Moore, Jr.  1996*   $ 18,000  $  --        $  --         $15,840        2,881           $15,800
  Chairman of the Board
  and Chief Executive
  Officer

H. Vann Waldrop        1996*     27,825     6,000        --          18,466        3,357             9,795
  Former President     1995     109,975     6,000        --              --           --            15,512
  and Chief Executive  1994     104,500     10,000       --              --           --            14,629

_____________
* Mr. Waldrop died on December 21, 1995, and Mr. Moore became chief executive officer later that month.
(1) Includes $65,000 that was contributed in each year before fiscal 1996 to Mr. Waldrop's account under the Bank's deferred compensation plan.
(2) Restricted stock award amounts based on last known trading price of shares ($13.75) as of award date, November 20, 1995; all awards subject to vesting over five years, except awards to Mr. Waldrop fully vested upon his death.
(3) Includes directors' fees, loan committee fees and contributions to the Bank's profit sharing retirement plan.


     Stock Options. The following table sets forth information regarding stock options granted under the Company's stock option and incentive plan to the Company's current and former Chief
Executive Officers during fiscal 1996.

                     Number of          Percent of
                     Securities        Total Options
                     Underlying         Granted to
                       Options         Participants    Exercise       Expiration
Name                 Granted (#)         in Year       Price ($)(1)      Date
----               ---------------     ------------    ---------     -----------

Marlin D. Moore, Jr.   2,881              10.7            13.75       11/20/05
H. Vann Waldrop        3,357              12.5            13.75       11/20/05

_________________
(1)  Last known trading price of shares as of award date, November 20, 1995.

     The following table sets forth information regarding the number and value of options held by the Company's current and former Chief Executive Officers at the end of fiscal 1996. No options were exercised during the year.

                       Number of                   Value of
                      Securities                 Unexercised
                 Underlying Unexercised            Options at
                  Options at Year End (1)       Year End ($) (1)
                 ------------------------       ----------------
Marlin D. Moore, Jr.        2,881                     $13,685
Estate of H. Vann Waldrop   3,357                     $15,946

_______________
(1) All options awarded November 20, 1995 subject to vesting over five years, except options awarded to Mr. Waldrop fully vested upon his death; option values based on difference between exercise price ($13.75) and last known trading price of shares as of September 30, 1996 ($18.50).

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors, executive officers and members of their immediate families. Such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. All future transactions with affiliates of the Company are to be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the directors including the majority of disinterested directors. It is the belief of management that such loans neither involved more than the normal risk of collectibility nor presented other unfavorable features.

     Insured Titles of Tuscaloosa, Inc. received compensation of $163,000 for examination and document preparation fees in connection with the closing of mortgage loans originated by the Bank during the fiscal year ended September 30, 1996. The fees were not paid by the Bank, but were paid by the buyers or sellers of the properties being financed. H. Vann Waldrop, the former Chairman of the Board, President and Chief Executive Officer of the Bank, owned a 100% interest in Insured Titles of Tuscaloosa, Inc. During the same twelve month period, Pritchett-Moore, Inc. received compensation of $170,000 in real estate commissions and for homeowners insurance premiums from the closing of mortgage loans originated by the Bank. The fees were not paid by the Bank, but were paid by the buyers and sellers of the properties being financed. Marlin D. Moore, Jr., Chairman of the Board of the Bank, owns a 50% interest in Pritchett-Moore, Inc.

                        OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should pro-perly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

     RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Effective April 1, 1996, the Company's Board of Directors replaced the Company's former independent auditor, Morrison and Smith, CPAs, with the Company's current independent auditor, Jamison, Money, Farmer & Co, P.C. The decision to change independent auditors was recommended by the Audit Committee of the Company and approved by the Board of Directors. In connection with their audit of the fiscal year ended September 30, 1995, there have been no disagreements with Morrison and Smith, CPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Morrison and Smith, CPAs, would have caused them to make reference to the subject of such disagreement in connection with their report. In addition, during this period there was no adverse opinion or disclaimer of opinion or any opinion qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company's Board of Directors currently expects to retain Jamison, Money, Farmer & Co, P.C. to be the Company's auditors for fiscal 1997. A representative of Jamison, Money, Farmer & Co, P.C. is expected to be present at the Meeting, and he will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

                      MISCELLANEOUS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and executive officers, and certain other persons, are required to report their ownership and changes of ownership in the common stock; based solely on the Company's review of ownership reports received for the fiscal year ended September 30, 1996, or written representations from reporting persons that no annual report of change in beneficial ownership is required, other than Mr. Moore who inadvertently filed a late report of changes of ownership regarding two transactions, management of the Company is not aware that any director or executive officer did not comply with the reporting requirements for the year.

                        STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 2301 University Boulevard, Tuscaloosa, Alabama 35401-1593 no later than October 7, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ John F. Harvard

                         John F. Harvard
                         President
Tuscaloosa, Alabama
February 4, 1997

                  ANNUAL REPORT ON FORM 10-KSB

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE
FISCAL YEAR ENDED SEPTEMBER 30, 1996 AS FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH
STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO
CORPORATE SECRETARY, SECURITY FEDERAL BANCORP, INC., 2301
UNIVERSITY BOULEVARD, TUSCALOOSA, ALABAMA  35401-1593.

                             REVOCABLE PROXY
                       SECURITY FEDERAL BANCORP, INC.


                       ANNUAL MEETING OF STOCKHOLDERS
                               MARCH 5, 1997

The undersigned hereby appoints W. Ford Simpson, Jr., Charles O. Sealy, Jr. and T. Gary Fitts, with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Security Federal Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the office of Security Federal Bank, 2301 University Boulevard, Tuscaloosa, Alabama on Wednesday, March 5, 1997 at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.


                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
      The election as directors of all
      nominees listed below (except as
      marked to the contrary below).       [   ]        [    ]

      Russell S. Lee
      Marlin D. Moore, Jr.
      E. B. Stansell

      INSTRUCTION:  To withhold your vote for any individual
      nominee, insert that nominee's name on the line provided
      below.
      _________________________________________



The Board of Directors recommends a vote "FOR" each of the nominees listed above.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual
Report to Stockholders.

Dated: _______________________, 1997


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, admin-istrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.